UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  July 2, 2015

BREATHE ECIG CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

322 Nancy Lynn Lane, Suite 7, Knoxville, TN 37919

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(865) 337-7549

(REGISTRANT’S TELEPHONE NUMBER)

(FORMER NAME, IF CHANGES SINC LAST REPORT

Check the appropriate box below if the FORM  8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act

Item 1.01              Entry into Material Definitive Agreement

Securities Purchase Agreement and Warrant

On July 2, 2015 (the “Closing Date”), Breathe Ecig Corp., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with FirstFire Global Opportunities Fund LLC, a Delaware limited liability company (“FirstFire”).  Pursuant to the terms of the Purchase Agreement, FirstFire purchased from the Company on the Closing Date (i) 4,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) a warrant to acquire up 4,000,000 shares of the Company’s Common Stock at an exercise price $0.20 per share, subject to adjustment, for a period of five years from the Closing Date (the “Warrant”), for an total purchase price of $240,000 (the “First Tranche”).

Pursuant to the Purchase Agreement, FirstFire shall be required to purchase an additional (i) 3,333,333 shares of the Company’s Common Stock and (ii) a warrant to acquire up 3,333,333 shares of the Company’s Common Stock at an exercise price $0.20 per share for a period of five years from the date of issuance for an total purchase price of $200,000 (the “Second Tranche”).  FirstFire shall be obligated to make the Second Tranche investment within five trading days of the effective date of the Registration Statement (as defined below) but only if the Company’s Common Stock has a closing price as of such date greater than $0.08 per share.

The shares of Common Stock issued to FirstFire under the First Tranche and, if applicable, the Second Tranche shall be subject to adjustment without any additional further consideration from FirstFire as set forth below:

First Adjustment.  On the date six months from the Closing Date (the “First Adjustment Date”), the Company shall issue to FirstFire the number of shares of Common Stock (if positive) obtained by subtracting (i) 4,000,000 plus, if applicable, the Second Tranche shares from (ii) the quotient determined by dividing (A) $240,000 plus, if applicable, the Second Tranche investment amount by (B) the closing price of the Common Stock on the First Adjustment Date (the “Standard First Adjustment”).  Additionally, if on the First Adjustment Date, the closing price of the Common Stock is (i) between $0.06 and $0.08, the Company shall issue to FirstFire an additional 10% of the number of shares of Common Stock issued as the Standard First Adjustment or (ii) below $0.06, the Company shall issue to FirstFire an additional 15% of the number of shares of Common Stock issued as the Standard First Adjustment (the “Bonus First Adjustment”).  The shares of Common issued under the Standard First Adjustment and Bonus First Adjustment shall be referred to as the “First Adjustment Shares”.

Second Adjustment.  On the date seven months from the Closing Date (the “Second Adjustment Date”), the Company shall issue to FirstFire the number of shares of Common Stock (if positive) obtained by subtracting (i) the number obtained by subtracting (A) the First Adjustment Shares, if any, from (B) 4,000,000 plus, if applicable, the Second Tranche shares from (ii) the quotient determined by dividing (A) $240,000 plus, if applicable, the Second Tranche investment amount by (B) the closing price of the Common Stock on the Second Adjustment Date (the “Standard Second Adjustment”).  Additionally, if on the Second Adjustment Date, the closing price of the Common Stock is (i) between $0.06 and $0.08, the Company shall issue to FirstFire an additional 10% of the number of shares of Common Stock issued as the Standard Second Adjustment or (ii) below $0.06, the Company shall issue to FirstFire an additional 15% of the number of shares of Common Stock issued as the Standard Second Adjustment.

During the term of the Warrant if the Company issues or sells Common Stock (subject to certain exclusions) from $0.10 to $0.20 per share, the exercise price of the Warrant shall be reduced to such price.  The Warrant shall not be subject to cashless exercise unless there is not an effective Registration Statement with respect to the shares of Common Stock underlying the Warrant at the expiration of the then applicable holding period of Rule 144 under the Securities Act.  At no time will FirstFire be entitled exercise any portion of the Warrant to the extent that after such conversion or exercise, FirstFire (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date (the “Maximum Percentage”).  The Maximum Percentage may be raised to any other percentage not in excess of 9.99% at the option of FirstFire upon at least 61 days’ prior notice to the Company, or lowered to any other percentage, at the option of FirstFire, at any time.

The Company agreed to pay $6,500 of reasonable attorneys’ fees and expenses incurred by FirstFire in connection with the transaction.

The Purchase Agreement contains customary representations, warranties and covenants by, among and for the benefit of the parties. The Purchase Agreement also provides for indemnification of FirstFire and its affiliates in the event that FirstFire incurs losses, liabilities, obligations, claims, contingencies, damages, costs and expenses related to a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

The issuance of the Shares and Warrant to FirstFire under the Purchase Agreement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  The Company made this determination based on the representations of FirstFire in the Purchase Agreement that FirstFire is an “accredited investor” within the meaning of Rule 501 of Regulation D and has access to information about the Company and its investment.

This Current Report on Form 8-K (this “Report”) is neither an offer to sell nor the solicitation of an offer to buy any securities.  The securities have not been registered under the Securities Act and may not be offered or sold in the United States of America absent registration or an exemption from registration under the Securities Act.

Registration Rights Agreement

In connection with the execution of the Purchase Agreement, on the Closing Date, the Company and FirstFire also entered into a registration rights agreement dated as of the Closing Date (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company has agreed to file an initial registration statement (“Registration Statement”) with the SEC to register the resale of the Common Stock under the First and Second Tranche and for which the Warrant may be exercised, on or prior to forty-five days from the Closing Date (the “Filing Deadline”) and have it declared effective at the earlier of (i) the 150th calendar day after the Closing Date and (ii) the fifth business day after the date the Company is notified by the SEC that such Registration Statement will not be reviewed or will not be subject to further review (the “Effectiveness Deadline”).

If at any time all of the shares of Common Stock under the Purchase Agreement and Warrant are not covered by the initial Registration Statement, the Company has agreed to file with the SEC one or more additional Registration Statements so as to cover all of the shares of Common Stock under the Purchase Agreement and Warrant not covered by such initial Registration Statement, in each case, as soon as practicable, but in no event later than the applicable filing deadline for such additional Registration Statements as provided in the Registration Rights Agreement.

The Company also agreed, among other things, to indemnify FirstFire from certain liabilities and fees and expenses of FirstFire incident to the Company’s obligations under the Registration Rights Agreement, including certain liabilities under the Securities. FirstFire has agreed to indemnify and hold harmless the Company and each of its directors, officers and persons who control the Company against certain liabilities that may be based upon written information furnished by FirstFire to the Company for inclusion in a registration statement pursuant to the Registration Rights Agreement, including certain liabilities under the Securities Act.

The foregoing descriptions of the Purchase Agreement, the Warrant and the Registration Rights Agreement are qualified in their entirety by reference to the provisions of the form of the Warrant, the Purchase Agreement, and the Registration Rights Agreement filed as exhibits 4.1, 10.1 and 10.2 to this Report, respectively, which are incorporated herein by reference.

Item 3.02      Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

4.1	Warrant issued to FirstFire Global Opportunities Fund LLC

10.1	Securities Purchase Agreement, dated as of July 2, 2015, by and between FirstFire Global Opportunities Fund LLC and Breathe Ecig Corp.

10.2	Registration Rights Agreement, dated as of July 2, 2015, by and between FirstFire Global Opportunities Fund LLC and Breathe Ecig Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2015
BREATHE ECIG CORP.

/s/ Joshua Kimmel
By: President & Chief Executive Officer